MANSUR INDUSTRIES INC.

                                 PROMISSORY NOTE

                              DUE SEPTEMBER 4, 1997

$250,000.00                                                  September 10, 1996
                                                                 Miami, Florida

         FOR VALUE RECEIVED, MANSUR INDUSTRIES, INC., a Florida corporation with its principal executive offices at 8425 SW 129th Terrace, Miami, Florida 33156 (the "Company"), promises to pay to the order of FIRST MALRO INC., a corporation of the country of Venezuela ("Holder") at the principal office of the Holder located at AV Caurimare, Centro Caroni, Modulo A, Colina de Bello Monte, Caracas, Venezuela, or such other place as the Holder shall designate, on the 4th day of September, 1997 (the "Maturity Date"), in lawful money of the United States of America, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00) or, if less, the principal amount of all Advances, as hereinafter defined, made by the Holder pursuant to the Agreement, as hereinafter defined, as shown on Schedule I attached hereto. This Note evidences a loan under, and the Holder is entitled to the benefits of, a Loan Agreement, dated as of the date hereof between the Company and the Holder (the "Agreement"). The Agreement among other things contains provisions pursuant to which the Company may receive loans of up to the principal amount hereof (the "Advances"), as well as additional provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of this Note prior to the Maturity Date.

         1.       INTEREST

                  The Company agrees to pay interest (computed on the basis of actual days elapsed and a 360-day year) in respect of the period commencing on the date of each Advance and until such Advance is paid in full, on the unpaid principal balance from time to time outstanding at the rate provided herein (as such term is defined below, the "Rate"), in respect of the period commencing on the date of each Advance and until such Advance is paid in full, with payments of interest on any principal amount outstanding accrued and paid on the Maturity Date. From the date hereof until September 30, 1996, the Rate shall be four percent (4%) per annum. From and after October 1, 1996, the Rate shall be twelve percent (12%) per annum.

         2.       VOLUNTARY PREPAYMENT

                  A.       (i)      At any time, the Company may prepay this
Note in whole but not in part at a price equal to the outstanding principal amount of all Advances, with interest thereon accrued to the date of such prepayment (such aggregate payment is referred to herein as the "Prepayment Price").

                           (ii)    The Company shall give the Holder at least
fifteen (15) days written notice (the "Prepayment Period") of the date of prepayment (the "Prepayment Date") pursuant to Section 2.A(i), and calling upon the Holder to surrender to the Company, in the manner and at the place designated in the notice, the Note. Upon such surrender, the Prepayment Price of the Note shall be payable to the Holder thereof.

                  B. Upon the giving of notice of prepayment pursuant to Section 2.A(ii), this Note shall on the Prepayment Date specified in such notice become due and payable; and from and after the Prepayment Date so specified (unless the Company shall default in making such prepayment) interest on this Note shall cease to accrue and, on presentation and surrender hereof to the Company for cancellation, this Note shall be prepaid by the Company at the Prepayment Price set forth in Section 2.A.

         3.       ACCELERATION OF MATURITY DATE

                  If at any time prior to September 4, 1997, the Company consummates an initial public offering (an "Initial Public Offering") of shares of its common stock, which offering is registered pursuant to the Securities Act of 1933, as amended, then the principal amount of all Advances shall be due and payable upon the consummation of the Initial Public Offering.

         4.       MISCELLANEOUS

                  A. In the event of default (i) in the payment by the Company of any amount payable hereon when due; or (ii) by the Company under any term or provision of the Agreement, the outstanding principal amount hereof and accrued interest hereon shall become immediately due and payable and simple interest shall accrue on the outstanding principal amount hereof from the date of such default until the date such outstanding principal amount shall be paid in full at the highest rate permissible under law.

                  B. In the event of any such default, then, in any such event the Company shall pay reasonable costs and expenses of collection of this Note, including without limitation reasonable attorneys' fees, costs and expenses, paid or incurred by the Holder, whether paid or incurred in connection with collection by suit or otherwise.

                  C. The waiver by the Holder of the Company's prompt and complete performance of, or default under, any provision of this Note shall not operate nor be construed as a waiver of any subsequent breach or default and the failure by the Holder to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

                  D. This Note may not be modified or amended, except by a written instrument executed by the Company and the Holder.

                  E. This Note is transferable only on the books of the Company by the Holder hereof, in person or by his attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                  F. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal shall be made to the registered owner of this Note upon presentation of this Note upon or after maturity. No interest shall be due on this Note for such period of time that may elapse between the Maturity Date and its presentation for payment.

                  G. This Note shall be construed and enforced in accordance with the laws of the State of Florida. The Company and the Holder agree that any action or proceeding in connection with this Note shall be brought exclusively in the Circuit Court of the State of Florida in and for Dade County or in the United States District Court for the Southern District of Florida, the Company and the Holder hereby consenting to the jurisdiction thereof Service of process may be made upon the Company and the Holder by mailing a copy thereof to the party being served, by certified or registered mail at its address to be used for the giving of notices under this Note.

                  H. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail return receipt requested, to the Company or Holder, as the case may be, for whom such notice is intended, in the case of the Company at 8425 SW 129th Terrace, Miami, Florida 33156, or in the case of the Holder, at such Holder's registered address as set forth on the books of the Company, at the address or when delivered to, or at such other address of which the Company or Holder has been advised by notice hereunder.

         IN WITNESS WHEREOF, MANSUR INDUSTRIES INC. has caused this Note to be signed in its name by Chief Executive Officer.



                             MANSUR INDUSTRIES INC.



                             By: /s/ Paul I. Mansur
                                ---------------------------------------
                                Paul I. Mansur, Chief Executive Officer


                                   SCHEDULE I

                         ADVANCE AND PREPAYMENT SCHEDULE


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                                                          Amount of                      Total
                             Amount of                     Interest                     Advances                   Notation
     DATE                     Advance                      Payment                        Made                     Made by
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